Finance receivables, net	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Finance receivables, net	Finance receivables, net
Accounting Policy
Finance receivables consist of receivables in relation to sales-type leases. We perform ongoing credit evaluations of our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, the aging of the finance receivables balances, expected lifetime losses, and current economic conditions that may affect a customer’s ability to pay.
The following table lists the components of the finance receivables as of December 31, 2022 and 2021:

Year ended December 31 (€, in millions)	2021	2022
Finance receivables, gross	1,570.0	1,356.7
Unearned interest	(1.4)	—
Finance receivables, net	1,568.6	1,356.7
Current portion of finance receivables, gross	1,187.0	1,356.7
Current portion of unearned interest	(1.4)	—
Non-current portion of finance receivables, net	383.0	—
The decrease in finance receivables as of December 31, 2022, compared to December 31, 2021, is the result of the expiration of free-use and evaluation periods of systems shipped, partly offset by new sales-type leases by providing additional systems with a free-use or evaluation period. These sales-type leases support the capacity ramp-up of high-end systems which are part of the early-insertion life cycle of the technology or system type. It is expected these systems will be purchased at the end of the free-use or evaluation period.
Gross profit recognized at the commencement date of the lease for our sales-type leases amounts to €429.1 million during 2022 (2021: €514.2 million; 2020: €830.2 million).
At December 31, 2022, payment of the finance receivables in the next five years and thereafter are:

(€, in millions)	Amount
2023	1,356.7
2024	—
2025	—
2026	—
2027	—
Thereafter	—
Finance receivables, gross	1,356.7
In 2022, 2021 and 2020 we did not record any expected credit losses from finance receivables. As of December 31, 2022, the finance receivables were neither past due nor impaired.